Exhibit 99.3

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STRATEGIES FOR GROWTH

JAY HOOLEY

EXECUTIVE VICE PRESIDENT

[LOGO]

AGENDA

•      Business Drivers

•     State Street’s Reputation

•     Global Growth Opportunities

•                  Europe

•                  Japan

•                  Integrated Outsourcing Solutions

•                  Enhanced Equity Execution

•                  Hedge Fund Services

BUSINESS DRIVERS CONTINUE TO BE STRONG

•      Aging populations

•      Privatization of retirement assets

•      Industry consolidation

•      Globalization of assets

•      New regulatory requirements

•      Increased outsourcing

OUR REPUTATION AS THE BEST

•      Recognition in 2004

Custodian of the Year, Best ETF Provider of the Year, Best Passive Manager of the Year, Global Pensions

Best at Investor Services in North America, Euromoney

Best Custodian, No.1 Manager of Institutionally Sourced Assets in Asia, Asia Asset Management

Best Overall European Custodian, International Custody and Fund Administration

No.1 Money Manager in America, Institutional Investors

No.1 Institutional Fund Manager in the World, P&I Money Managers

Best Specialized Asset Management Firm in France, Mieux Vivre Votre Argent Corbeille Award

Best Bank System – FX Connect, Global Finance

Top Lender – Securities Lending, International Securities Finance

Most Innovative Enterprise Reporting Application, Actuate Excellence Awards

GLOBAL GROWTH OPPORTUNITIES

•                  EUROPE

•                  JAPAN

•                  INTEGRATED OUTSOURCING SOLUTIONS

•                  ENHANCED EQUITY EXECUTION

•                  HEDGE FUND SERVICES

EUROPEAN GROWTH OPPORTUNITY

Major European Collective and Pension Markets: $9.3 Trillion

2004 – 2008 Projected	• Collective Funds: 10%
Growth for Key Markets	• Pension Funds: 6%

Collectives: $5.1 Trillion	Pensions: $4.2 Trillion
[CHART]	[CHART]

Sources: 2003 year end Cerulli, Economist Intelligence Unit 2004, 2003 ICI Int’l Data Exchange, Central Bureau of Statistics Switzerland June 2004 and 2002, 2003 German Investment and Asset Management Association (BVI), DFIA June 2004 and State Street estimates.

EUROPE

•      Our Positioning in Key Markets

COLLECTIVE AND PENSION ASSETS
	UK	Germany	Netherlands	Italy	France	Switzerland	Ireland/Lux. (Offshore)	Total
Market*	$2,161	$1,201	$789	$676	$930	$774	$1,599	$8,130

STATE STREET

Staff	1,895	456	111	35	91	148	1,456	4,192

Assets Serviced*	$955	$240	$168	$16	$15	$33	$235	$1,662

Assets Managed*	$139.4	$9.9	$30.3	$7.1	$15	$12.7	$5.6	$220

Key Products	•	Custody and Depository Bank Services	•	Custody and Depository Bank Services	•	Custody and Depository Bank Services	•	Custody and Depository Bank Services	•	Custody and Depository Bank Services	•	Custody and Depository Bank Services	•	Custody and Depository Bank Services
	•	Fund Admin.	•	Fund Admin	•	Fund Admin.	•	Fund Admin.	•	Fund Admin.	•	Fund Admin.	•	Fund Admin.
	•	Sec. Lending	•	Sec. Lending	•	Sec. Lending	•	Sec. Lending	•	Sec. Lending	•	Sec. Lending	•	Sec. Lending
	•	Middle office	•	Middle office	•	Middle office	•	Perform. & Analytics	•	Middle office	•	Perform. & Analytics	•	Perform. & Analytics
	•	Perform. & Analytics	•	Perform. & Analytics	•	Perform. & Analytics	•	Transition Management	•	TA	•	Foreign Exchange Services	•	Foreign Exchange
	•	Transition Mgmt.	•	Transition Mgmt.	•	Foreign Exchange	•	Foreign Exchange	•	Perform. & Analytics	•	Asset Mgmt.	•	Asset Mgmt.
	•	Foreign Exchange	•	Foreign Exchange	•	Equities	•	Equities	•	Foreign Exchange
	•	Equities	•	Equities	•	Asset Mgmt.	•	Currency Overlay	•	Currency Overlay
	•	Asset Mgmt.	•	Currency Overlay			•	Asset Mgmt.	•	StreetTRACKs Europe
			•	Asset Mgmt.					•	Asset Mgmt.

*$ in billions.

Sources: 2003 year end Cerulli, Economist Intelligence Unit 2004, 2003 ICI Int’l Data Exchange, Central Bureau of Statistics Switzerland June 2004 and 2002, 2003 German Investment and Asset Management Association (BVI), DFIA June 2004 and State Street estimates.

EUROPEAN HIGHLIGHTS

•                  150 new servicing mandates year to date in Europe representing a full range of services for $203.9B in assets

•                  Expanded relationships with 37 customers acquired from DeAM

Germany

•                  40 new servicing mandates year to date

•                  New mandates represent a full range of services for $133.6B in assets

•                  Expanded relationships with 15 customers acquired from DeAM

United Kingdom

•                  79 new servicing mandates year to date

•                  New mandates represent a full range of services for $58.8B in assets

•                  Expanded relationships with 10 customers acquired from DeAM

Ireland and Luxembourg

•                  23 new servicing mandates year to date

•                  New mandates represent a full range of services to $7.5B in assets

•                  Expanded relationships with 7 customers acquired from DeAM

JAPAN MARKET GROWTH OPPORTUNITY

•      2004 Total Market Assets: $6.9 Trillion

[CHART]

Sources: Kampo/Yucho, GPIF, Local Government Officials & Associations, Investment Trust Association, PFA and The Life Insurance Association of Japan, and State Street estimates.

JAPAN

Our Positioning in the Japanese Marketplace

Current Position

•                  Largest non-domestic trust bank

•                  Second largest non-domestic asset manager

•                  Staff of 378

•                  Assets Under Custody: $130B

•                  Assets Under Trust: $70B

•                  Assets Under Management: $45B

Recent Success

•                  15 new servicing mandates year to date representing a full range of services to $34.3B in assets

•                  AUM growth of 28% year to date including 21 new asset management mandates

•                  Kampo (Japan Post) investment servicing

•                  Completed one of the largest transitions ever

•                  AXA Japan comprehensive outsourcing

INTEGRATED OUTSOURCING SOLUTIONS

•      The Strategy

•      Focus on expanding institutional and global markets

•      Controlled growth through selective customer partnerships

•      Deliver a global front-middle-back office solution on a common platform

•      Aggressively develop cross-sell opportunities

•      Evolve business model to be self funding

ENTERPRISE SOLUTION STRATEGY

		Middle Office				Back Office

				Core Services		Custody
Performance & Attribution	Client Reporting			Record Keeping

Post-trade Compliance		Data Warehouse	STP Workflow*		Settlement Processing*	Admin.

Pre-trade Compliance		Market Data Management			Reconciliation Processing*	Fund Acct.

Trade Order Management	Modeling & Rebalancing			Corporate Action Processing*		Transfer Agency

*Leverages existing applications.

PROVEN SUCCESS

	Installed	Customers	Countries	Services

$967.9B Assets Serviced	2000	PIMCO/Allianz	US, UK, Germany, Japan, Australia	Middle Office, Fund Admin, Custody, Accounting, FX, Sec Lending

	2001	SWIP	UK	Middle Office, Accounting, Custody, Sec. Lending, FX

	2002	Seligman	US	Middle Office, Accounting, Custody

	2004	Swiss Life	Belgium	Middle Office

		Investec	UK, South Africa	Middle Office, Custody, Accounting, Sec Lending

		ABN AMRO	Netherlands, Luxembourg, UK	Middle Office, Accounting

		Confidential Client	Asia	Middle Office

$390.5B Exclusive Negotiations	Large Multinational Investment Firms		US, France, Germany, UK	Middle Office, Accounting

$594B Pipeline	Large Multinational Investment Firms		US, Germany, Italy, UK, France, Poland, Switzerland, Spain, Asia	Middle Office, Custody, Accounting, TA

FINANCIAL EXPECTATIONS

•      12-24 month implementation/investment horizon per transaction

•      Lead time for achieving target profitability declines after 2006 as platform matures

•      Deal experience suggests considerable cross sell leverage post transition

•                  Trading flows

•                  Additional services

•                  Global expansion

ENHANCED EQUITY EXECUTION

•      The Current Environment for Equities Trading Is Challenging the Status-quo

•      Growth in cross-border investing

•      Regulatory challenges to soft-dollars and bundling

•      Separation of broker research from investment banking

•      Rapidly changing market structures around the world (i.e., ECNs)

POSITIONED TO LEVERAGE MARKET STRUCTURE CHANGES

Equity Trading Volumes

CAGR: 17.2%

[CHART]

Our unique liquidity proposition combined with fact-based investment research is fueling equity trading growth.

State Street’s leading position in transition management has produced consistent growth in trading volume.

Assets Transitioned

CAGR: 24.3%

[CHART]

*2004 estimate.

THE HEDGE FUND INDUSTRY TODAY

•                  56% of hedge fund capital is from institutions and funds of funds, with 44% sourced from HNW individuals and family offices*

•      20% of hedge funds are funds of hedge funds**, accounting for 35% of hedge fund assets***

Total Market: $1 Trillion

Hedge Fund Assets by Region****

[CHART]

Sources: *Hennessee Group LLC, 2004.

**Absolute Return, Issue 9, Feb 2004, as of Jan 2004. *** Morgan Stanley, 2003.

****EuroHedge, AsiaHedge, VanHedge.

HEDGE FUND SERVICING

•      Providing Multi-Dimensional Opportunities

STATE STREET GLOBAL MARKETS

Research

Equity Trading

Foreign Exchange

INTERNATIONAL FUND SERVICES (IFS)

Front, Back and Middle Office

Operations Outsourcing

Risk Management

Performance Analytics

Compliance Services

Regulatory Reporting

STATE STREET GLOBAL ADVISORS (SSgA)

Funds of Hedge Funds

Single Manager

Hedge Funds

State Street Hedge Fund Capabilities

HEDGE FUND SERVICING

•      Our Current Position

International Fund Services (IFS)

[CHART]

*Source: Van Hedge Fund Advisors.

**Source: TASS.

WE WILL CONTINUE TO SUCCEED DUE TO:

•      Our focus

•     Our reputation as the best

•      Global platforms for accounting, settlements, trading and investment management

•      Ability to bundle services

•      Continuous new product innovation